
                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                   12.75% SENIOR SUBORDINATED NOTES DUE 2010
                                       OF

                                TEKNI-PLEX, INC.

     This form or one substantially equivalent hereto must be used to accept the
Exchange Offer of Tekni-Plex, Inc., a Delaware corporation (the "Company"), made
pursuant to the Prospectus, dated          , 2002 (as the same may be amended or
supplemented from time to time the "Prospectus"), if certificates for the outstanding 12.75% Senior Subordinated Notes due 2010 of the Company (the "Old
Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit the Old
Notes, the Letter of Transmittal and all other required documents to reach HSBC
Bank USA (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery
may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent as set forth below. See "The Exchange
Offer -- Procedures for Tendering" in the Prospectus. Capitalized terms used herein but not defined herein have the respective meanings given to them in the
Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON           , 2002 UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE").

                      TO: HSBC BANK USA, AS EXCHANGE AGENT

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
        By Mail or Hand/Overnight Delivery:                            By Facsimile:
                   HSBC Bank USA                                      (718) 488-4488
                 One Hanson Place                                Attention: Paulette Shaw
             Brooklyn, New York, 11243                             Confirm by Telephone:
                Attn: Paulette Shaw                                   (718) 488-4475
               Phone (718) 488-4475

 DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION
    VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID
                                   DELIVERY.

 THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES.
    IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX
                         ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures."

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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
                                     PLEASE SIGN AND COMPLETE
Signature(s) of Owner(s) or                        Name(s) of Registered Holder(s):
Authorized Signatory:

-----------------------------------------------    -----------------------------------------------

-----------------------------------------------    -----------------------------------------------
Principal Amount of Old Notes Tendered:*           Address:
                                                   -----------------------------------------------

-----------------------------------------------    -----------------------------------------------

-----------------------------------------------    Area Code and Telephone No.:
                                                   ------------------------
Certificate No(s). of Old Notes (if available):    If Old Notes will be tendered by book-entry
                                                   transfer provide the following information:

-----------------------------------------------    Signature:
                                                   -----------------------------------------------

-----------------------------------------------    DTC Account Number:
                                                   --------------------------------

Date:                                              Date:
-----------------------------------------------    -----------------------------------------------

---------------

* Must be in denominations of principal amount of $1,000 and integral multiples of $1,000 in excess thereof, provided that if fewer than all of the Old Notes of a holder are tendered for exchange, the untendered principal amount of the holder's remaining Old Notes must be $100,000 or any integral multiple of $1,000 in excess thereof.

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

     This Notice of Guaranteed Delivery must be signed by the holder(s) of Old Notes exactly as its (their) name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address(es):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED


                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") as an
"eligible guarantor institution," including (as such terms are defined therein):
(i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer;
(iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent at the address set forth above, either the Old
Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The
Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or agent's message in lieu thereof) and any other required documents within three
New York Stock Exchange trading days after the Expiration Date.

     The undersigned acknowledges that it must deliver the Letter of Transmittal
(or agent's message in lieu thereof) and Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

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
Name of Firm:
  -----------------------------------------
                                                   -----------------------------------------------
                                                   (AUTHORIZED SIGNATURE)
Address:                                           Name:
-----------------------------------------------    -----------------------------------------------
                                                   Title:
-----------------------------------------------    -----------------------------------------------
(INCLUDE ZIP CODE)
Area Code and                                      Date:
                                                   -----------------------------------------------
Telephone No.:
  -----------------------------------------

DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                                        4